UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ___)
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LIONS GATE ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of
Special Meeting of Shareholders
and Proxy Statement
Thursday, April 2, 2020

LIONS GATE ENTERTAINMENT CORP.
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
2700 Colorado Avenue
Santa Monica, California 90404
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On April 2, 2020
To Our Shareholders:
You are invited to attend the special meeting of shareholders (the “Special Meeting”) of Lions Gate Entertainment Corp. (“Lionsgate” or the “Company”), which will be held on April 2, 2020, beginning at 10:00 a.m., Pacific Time, at the Company’s executive offices at 2700 Colorado Avenue, Santa Monica, California, 90404. At the Special Meeting, shareholders will act to:
(i)
Approve a stock option and share appreciation rights exchange program; and

(ii)
Transact such further and other business as may properly come before the meeting and any continuations, adjournments or postponements thereof.

We are using the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing our shareholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”) instead of a printed copy of the notice of Special Meeting, proxy statement, and proxy card or voting instruction form (the “Meeting Materials”). The Notice contains instructions on how shareholders can access those documents over the Internet and vote their Company Class A voting shares, without par value (the “Class A Voting Shares”). The Notice also contains instructions on how shareholders can receive a printed copy of the Meeting Materials. We believe this process will expedite shareholders’ receipt of the Meeting Materials, lower the costs of the Special Meeting and conserve natural resources. The Meeting Materials are also available at www.proxyvote.com.
We are also utilizing the “Notice and Access” rules adopted by the Canadian Securities Administrators pursuant to which the Company will post electronic copies of the Meeting Materials on the System for Electronic Document Analysis and Retrieval at www.sedar.com and also on our website at http://investors.lionsgate.com/financial-reports/annual-reports-and-proxy-statements/proxy-statements, rather than mailing paper copies to all registered and Non-Registered Shareholders (as defined in this proxy statement).
Shareholders of record of Class A Voting Shares at 5:00 p.m. (Eastern Time) on February 3, 2020 are entitled to notice of and to vote at the Special Meeting or any continuations, adjournments or postponements thereof. Whether or not you plan to attend the Special Meeting, we urge you to submit your proxy or voting instructions as promptly as possible by Internet, telephone or mail to ensure your representation and the presence of a quorum at the Special Meeting. If you attend the Special Meeting and wish to vote in person, you may withdraw your proxy or voting instructions and vote your shares personally. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.
By Order of the Board of Directors,
Jon Feltheimer
Chief Executive Officer
Santa Monica, California
Vancouver, British Columbia
February 18, 2020
In accordance with our security procedures, all persons attending the Special Meeting will be required to present picture identification.

Proxy Summary
This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information you should consider in making a voting decision. You should read the entire proxy statement carefully before voting. For information on the voting process and how to attend the Special Meeting, please see About the Special Meeting on page 1.
Meeting Date

April 2, 2020

Time

10:00 a.m. Pacific Time

Place

Lionsgate 2700 Colorado Avenue Santa Monica, California 90404
How to Vote In Advance
Your vote is important. Please vote as soon as possible by one of the methods shown below.
Vote By Phone You can vote by calling the number provided in your proxy card or voting instruction form
Vote By Internet You can vote online at www.proxyvote.com
Vote By Mail Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope provided

Matters to Be Voted On

Proposal	Board Vote Recommendation	For More Information, see:
Approval of the Stock Option and Share Appreciation Rights Exchange Program	FOR	Proposal 1—page 7
At the Special Meeting, we will also consider any other business that may properly come before our Special Meeting regardless of whether you attend the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 2, 2020
This proxy statement is available at www.proxyvote.com and on our website at http://investors.lionsgate.com/financial-reports/annual-reports-and-proxy-statements/proxy-statements. The other information on our corporate website does not constitute part of this proxy statement.
Lions Gate 2020 Proxy Statement   i

2020 SPECIAL MEETING OF SHAREHOLDERS OF
LIONS GATE ENTERTAINMENT CORP.
Proxy Statement
This proxy statement is part of a solicitation of proxies by the Board of Directors (the “Board”) of Lions Gate Entertainment Corp. (“Lionsgate,” the “Company,” “we,” “us” or “our”) and contains information relating to our special meeting of shareholders (the “Special Meeting”) to be held on April 2, 2020, beginning at 10:00 a.m., Pacific Time, at the Company’s executive offices at 2700 Colorado Avenue, Santa Monica, California, 90404, and to any continuations, adjournments or postponements thereof. All dollar figures contained in this proxy statement are in U.S. dollars, unless otherwise indicated.
About the Special Meeting
Why did I receive a “Notice of Internet Availability of Proxy Materials” in the mail instead of a full set of proxy materials?
We are using the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to our shareholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”) instead of a printed copy of the notice of Special Meeting, proxy statement, and proxy card or voting instruction form (collectively, the “Meeting Materials”). The Notice contains instructions on how shareholders can access those documents over the Internet and vote their Company Class A voting shares, without par value (the “Class A Voting Shares”). The Notice also contains instructions on how shareholders can receive a printed copy of the Meeting Materials. We believe this process will expedite shareholders’ receipt of the Meeting Materials, lower the costs of the Special Meeting and conserve natural resources.
In addition, the Company will utilize the “Notice and Access” rules adopted by the Canadian Securities Administrators pursuant to which the Company will post electronic copies of the Meeting Materials on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and also at http://investors.lionsgate.com/financial-reports/annual-reports-and-proxy-statements/proxy-statements, rather than mailing paper copies to all registered and Non-Registered Shareholders (as defined below). Notwithstanding the foregoing, paper copies of the Meeting Materials are available but will only be mailed to those registered and Non-Registered Shareholders who request paper copies. All other shareholders will receive the Notice which will contain information on how to obtain either electronic or paper copies of the Meeting Materials in advance of the Special Meeting. Registered shareholders and Non-Registered Shareholders may request paper copies of the Meeting Materials in advance of the Special Meeting by contacting Broadridge Financial Solutions, Inc. at (800) 579-1639 or by email at sendmaterial@proxyvote.com.
The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice and Access” rules. Stratification occurs when a reporting issuer using the “Notice and Access” rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.
We are first mailing the Notice, and the Meeting Materials were first made available, to our shareholders on or about February 18, 2020.
Lions Gate 2020 Proxy Statement   1

What is the purpose of the Special Meeting?	At the Special Meeting, shareholders will be asked to vote to approve a program that will permit our current employees (other than our executive officers) and current employees of our subsidiaries to exchange certain of their outstanding Lionsgate stock options and share appreciation rights (“SARs”) for a new award of Lionsgate stock options or SARs, respectively, that covers a lower number of our common shares and has a lower exercise price (the “Exchange Program”), as described further under Proposal 1.
Who is entitled to vote at the Special Meeting?	Only shareholders of record of Class A Voting Shares at 5:00 p.m. (Eastern Time) on February 3, 2020 (the “Record Date”) are entitled to receive notice of the Special Meeting and to vote the Class A Voting Shares that they held on that date at the Special Meeting, or any continuations, adjournments or postponements of the Special Meeting. Each outstanding Class A voting share entitles its holder to cast one vote on each matter to be voted upon. As of the Record Date, 83,697,458 Class A Voting Shares were outstanding and entitled to vote and held by approximately 526 shareholders of record.
Holders of the Company’s Class B non-voting shares, without par value (“Class B Non-Voting Shares”), are entitled to receive notice of and to attend the Special Meeting but are not entitled to vote on the matter to be presented at the Special Meeting. As of the Record Date, there were 136,401,981 Class B Non-Voting Shares outstanding, which hold no voting rights. Unless the context dictates otherwise, all references to “you,” “your,” “yours” or other words of similar import in this proxy statement refer to holders of Class A Voting Shares.
Each shareholder of record of Class A Voting Shares has the right to appoint a person or company to represent the shareholder to vote in person at the Special Meeting other than the persons designated in the form of proxy. See “How do I vote at the Special Meeting?” below.
Who can attend and vote at the Special Meeting?	Only registered shareholders of Class A Voting Shares or the persons they appoint as their proxies are permitted to attend and vote at the Special Meeting. Holders of Class B Non-Voting Shares are entitled to notice of and to attend the Special Meeting but are not entitled to vote at the Special Meeting. Most holders of Class A Voting Shares of the Company are “non-registered” shareholders (“Non-Registered Shareholders”) because the Class A Voting Shares they own are not registered in their names but are, instead, registered in the name of the brokerage firm, bank or trust company through which they hold Class A Voting Shares. Class A Voting Shares beneficially owned by a Non-Registered Shareholder are registered either: (i) in the name of an intermediary (an “Intermediary”) that the Non-Registered Shareholder deals with in respect of Class A Voting Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered Registered Retirement Savings Plans, Registered Retirement Income Funds, Registered Education Savings Plans and similar plans); or (ii) in the name of a clearing agency (such as The Canadian Depository for Securities Limited or The Depository Trust & Clearing Corporation) of which the Intermediary is a participant. In accordance with applicable securities law requirements, the Company will have distributed copies of the Notice to the clearing agencies and Intermediaries for distribution to Non-Registered Shareholders.
Shareholders are able to access the Notice and vote their shares following the instructions in the Notice. If shareholders have requested printed copies, Intermediaries are required to forward the Meeting Materials to Non-Registered Shareholders unless a Non-Registered Shareholder has waived the right to receive them. Intermediaries often use service companies to forward the Notice to Non-Registered Shareholders. Generally, Non-Registered Shareholders who have not waived the right to receive the Notice and who have requested a printed copy of the Meeting Materials will either:

(i)
be given a voting instruction form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Shareholder and returned to the Intermediary or its service company, will constitute voting

2   Lions Gate 2020 Proxy Statement

instructions (often called a “voting instruction form”) which the Intermediary must follow. Typically, the voting instruction form will consist of a one-page printed form. Sometimes, instead of the one-page pre-printed form, the voting instruction form will consist of a regular printed form accompanied by a page of instructions which contains a removable label with a bar code and other information. In order for the form of proxy to validly constitute a voting instruction form, the Non-Registered Shareholder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company; or

(ii)
be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile or stamped signature), which is restricted to the number of Class A Voting Shares beneficially owned by the Non-Registered Shareholder but which is otherwise not completed by the Intermediary. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Shareholder when submitting the proxy. In this case, the Non-Registered Shareholder who wishes to submit a proxy should properly complete the form of proxy and deposit it with the Company, c/o MacKenzie Partners, Inc. Attention Lionsgate Tabulation, 105 Madison Avenue, New York, NY 10016.

In either case, the purpose of these procedures is to permit Non-Registered Shareholders to direct the voting of the Class A Voting Shares they beneficially own. Should a Non-Registered Shareholder who receives one of the above forms wish to vote at the Special Meeting in person (or have another person attend and vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should request a legal proxy from their Intermediary. Instructions for obtaining legal proxies may be found on the voting instruction form. If you have any questions about voting your shares, please call MacKenzie Partners, Inc. at 1-800-322-2885 or 212-929-5500 or e-mail lionsgate@mackenziepartners.com.
A Non-Registered Shareholder may revoke a voting instruction form or request to receive the Meeting Materials and to vote, which has been given to an Intermediary, at any time by written notice to the Intermediary, provided that an Intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive the Meeting Materials and to vote, which is not received by the Intermediary in a timely manner in advance of the Special Meeting.
What constitutes a quorum?	A quorum is necessary to hold a valid meeting of shareholders. The presence at the Special Meeting, in person or by proxy, of two (2) holders of the Class A Voting Shares outstanding on the Record Date who, in the aggregate, hold at least 10% of the issued Class A Voting Shares entitled to vote at the Special Meeting, will constitute a quorum. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will each be counted as present for purposes of determining the presence of a quorum.
How do I vote at the Special Meeting?	If you are a shareholder of record of Class A Voting Shares, you have the right to vote in person at the Special Meeting. If you choose to do so, you can vote using the ballot that will be provided at the Special Meeting, or, if you requested and received printed copies of the Meeting Materials by mail, you can complete, sign and date the proxy card enclosed with the Meeting Materials you received and submit it at the Special Meeting. If you are a Non-Registered Shareholder, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the bank, broker, trustee or other nominee that holds your shares, giving you the right to vote your Class A Voting Shares at the Special Meeting.
Lions Gate 2020 Proxy Statement   3

Even if you plan to attend the Special Meeting, we recommend that you submit your proxy or voting instructions in advance of the Special Meeting as described herein, so that your vote will be counted if you later decide not to attend the Special Meeting.
At the Special Meeting, a representative from Broadridge Financial Solutions, Inc. shall be appointed to act as scrutineer. The scrutineer will determine the number of Class A Voting Shares represented at the Special Meeting, the existence of a quorum and the validity of proxies, will count the votes and ballots, if required, and will determine and report the results to the Company.
How can I vote my Class A Voting Shares without attending the Special Meeting?	Whether you are a shareholder of record or a Non-Registered Shareholder, you may direct how your Class A Voting Shares are voted without attending the Special Meeting. If you are a shareholder of record, you may submit a proxy to authorize how your Class A Voting Shares are to be voted at the Special Meeting. You can submit a proxy over the Internet by following the instructions provided in the Notice, or, if you requested and received printed copies of the Meeting Materials, you can also submit a proxy by mail or telephone pursuant to the instructions provided in the proxy card enclosed with the Meeting Materials. If you are a Non-Registered Shareholder, you may also submit your voting instructions over the Internet by following the instructions provided in the Notice, or, if you requested and received printed copies of the Meeting Materials, you can also submit voting instructions by telephone or mail by following the instructions provided in the voting instruction form sent by your Intermediary. If you do not fill a name in the blank space in the form of proxy, the persons named in the form of proxy are appointed to act as your proxy holder. Those persons are directors and/or officers of the Company.
Submitting your proxy or voting instructions over the Internet, by telephone or by mail will not affect your right to vote in person should you decide to attend the Special Meeting, although Non-Registered Shareholders must obtain a “legal proxy” from the Intermediary that holds their shares giving them the right to vote the shares in person at the Special Meeting.
Can I change or revoke my vote after I return my proxy card or voting instruction form?	Yes. If you are a shareholder of record, even after you have submitted your proxy, you may change your vote by submitting a duly executed proxy bearing a later date in the manner and within the time described above. See How do I vote at the Special Meeting? above if you are a Non-Registered Shareholder. If you are a shareholder of record, you may also revoke a previously deposited proxy (i) by an instrument in writing that is received by or at the Special Meeting prior to the closing of the polls, (ii) by an instrument in writing provided to the Chair of the Special Meeting at the Special Meeting or any adjournment thereof, or (iii) in any other manner permitted by law. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed except:
•
As necessary to meet applicable legal requirements;

•
To allow for the tabulation and certification of votes; and

•
To facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.
4   Lions Gate 2020 Proxy Statement

What is the Board’s recommendation?	The enclosed proxy is solicited on behalf of the Board. Unless you give other instructions on your proxy card or pursuant to your voting instruction form, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board set forth in this proxy statement.
The Board recommends a vote “FOR” approval of the Exchange Program (see page 7).
Other than the proposal described in this document, the Board does not know of any other matters that may be brought before the Special Meeting. If any other matter should properly come before the Special Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in accordance with their best judgment.
What vote is required to approve the Exchange Program?
The affirmative vote of a majority of the votes cast by holders of Class A Voting Shares present or represented by proxy at the Special Meeting is required to approve the Exchange Program (“Proposal 1”).

Note that if your Class A Voting Shares are held by a broker or nominee, such broker or nominee will not have authority to exercise his or her discretion to vote your Class A Voting Shares on Proposal 1 unless you provide instructions to him or her regarding how you would like your Class A Voting Shares to be voted. If such broker or nominee does not receive such instructions, and as a result is unable to vote your Class A Voting Shares on Proposal 1, this will result in a “broker non-vote.”
For purposes of Proposal 1, under applicable New York Stock Exchange (the “NYSE”) listing standards, abstentions are treated as votes cast. Accordingly, for purposes of Proposal 1, abstentions will have the effect of a vote “AGAINST” the proposal.
Broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal 1.
Who pays for the preparation of this proxy statement?	The Company will pay the cost of proxy solicitation, including the cost of preparing, assembling and mailing the Notice and, as applicable, the Meeting Materials. In addition to the use of mail, the Company’s employees and advisors may solicit proxies personally and by telephone, facsimile, courier service, telegraph, the Internet, e-mail, newspapers and other publications of general distribution. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Meeting Materials to their principals and to request authority for the execution of proxies, and the Company will reimburse those persons for their reasonable out-of-pocket expenses incurred in connection with these activities. The Company will compensate only independent third-party agents that are not affiliated with the Company but who solicit proxies. We have retained MacKenzie Partners, Inc., a third-party solicitation firm, to assist in the distribution of the Meeting Materials and solicitation of proxies on our behalf for an estimated fee of $20,000 plus reimbursement of certain out-of-pocket expenses.
May I propose actions or recommend director nominees for consideration at next year’s annual general meeting of shareholders?	Yes. Under U.S. laws, for your proposal or recommendation for director nominees to be considered for inclusion in the proxy statement for next year’s annual meeting, we must receive your written proposal no later than March 28, 2020. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored Meeting Materials. Shareholder proposals or recommendations for director nominees submitted as per the Business Corporations Act (British Columbia) (the “BC Act”) to be presented at the next annual general meeting of shareholders must be received by our Corporate Secretary at our registered office no later than June 11, 2020, and must comply with the requirements of the BC Act.
Lions Gate 2020 Proxy Statement   5

If the date of the 2020 annual meeting is advanced or delayed by more than 30 days from the date of the 2019 annual meeting, under U.S. laws, shareholder proposals intended to be included in the proxy statement for the 2020 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy statement for the 2020 annual meeting.
SEC rules also govern a company’s ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. In the event a shareholder proposal is not submitted to us prior to June 11, 2020, the proxies solicited by the Board for the 2020 annual meeting of shareholders will confer authority on the proxyholders to vote the shares in accordance with the recommendations of the Board if the proposal is presented at the 2020 annual meeting of shareholders without any discussion of the proposal in the proxy statement for such meeting. If the date of the 2020 annual meeting is advanced or delayed more than 30 days from the date of the 2019 annual meeting, then the shareholder proposal must have been submitted to us within a reasonable time before we mail the proxy statement for the 2020 annual meeting.
Who can I contact if I have questions?	Shareholders who have questions about deciding how to vote should contact their financial, legal or professional advisors. For any queries referencing information in this proxy statement or in respect of voting your Class A Voting Shares, please call MacKenzie Partners, Inc. at 1-800-322-2885 or 212-929-5500 or email lionsgate@macken ziepartners.com.
Where can I find the voting results of the Special Meeting?
We intend to announce preliminary voting results at the Special Meeting and disclose final voting results in a Current Report on Form 8-K to be filed with the SEC within four (4) business days following the Special Meeting.

NO PERSON IS AUTHORIZED ON BEHALF OF THE COMPANY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSAL TO BE VOTED ON AT THE SPECIAL MEETING, OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED, AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.
Our registered and head office is located at 250 Howe Street, 20th Floor, Vancouver, British Columbia V6C 3R8. Our principal executive office and our corporate head office is located at 2700 Colorado Avenue, Santa Monica, California 90404, and our telephone number is (310) 449-9200. Our website is located at www.lionsgate.com. Website addresses referred to in this proxy statement are not intended to function as hyperlinks, and the information contained on our website is not a part of this proxy statement. As used in this proxy statement, unless the context requires otherwise, the terms “Lionsgate,” “we,” “us,” “our” and the “Company” refer to Lions Gate Entertainment Corp. and its subsidiaries.
The date of this proxy statement is February 18, 2020
6   Lions Gate 2020 Proxy Statement

Proposal 1
Approval of the Stock Option and Share Appreciation Rights Exchange Program

Stock Option and Share Appreciation Rights Exchange Program

General
On January 10, 2020, our Board authorized, subject to shareholder approval, a program that will permit our current employees (other than our executive officers) and current employees of our subsidiaries to exchange certain of their outstanding awards of Lionsgate stock options and SARs for a new award of Lionsgate stock options or SARs, respectively, that covers a lower number of our common shares and has a lower exercise price. Specifically, employees who hold outstanding stock options or SARs with an exercise price that is greater than the highest closing price of the class of our common shares subject to the award (i.e., either our Class A Voting Shares or our Class B Non-Voting Shares during the 12-month period ending on the last trading day prior to the date on which the Exchange Program commences (the “Eligible Options”) will be offered the opportunity to exchange their Eligible Options for a new award of stock options or SARs that will cover a reduced number of shares (determined using the “exchange ratios” described below) and will have an exercise price equal to the closing price of a Class A Voting Share or Class B Non-Voting Share, as applicable, on the closing date of the Exchange Program (the “New Options”). Each New Option will be the same type of award (i.e., a stock option or SAR) and will cover the same class of our common shares as the corresponding Eligible Option. However, stock options and SARs that have an exercise price that is equal to or less than the closing price per share of the class of our common shares subject to the award on the closing date of the Exchange Program will not be Eligible Options.
Minimum Exercise Prices
The Compensation Committee of the Board (the “Compensation Committee”) has discretion to determine the timing of the Exchange Program if the program is approved by our shareholders. We currently expect that the Exchange Program will commence shortly after the Special Meeting. In determining the sample exchange ratios and other information presented in this proposal, we have used $17.09 as the minimum exercise price for Eligible Options for Class A Voting Shares and $16.30 as the minimum exercise price for Eligible Options for Class B Non-Voting Shares, which were the highest closing prices for Class A Voting Shares and Class B Non-Voting Shares, respectively, during the period beginning April 1, 2019 and ending on the date of the filing of this proxy statement. As those highest share prices occurred in April 2019 and the Exchange Program may not commence for some period after this Special Meeting, it is possible that the minimum exercise prices for Eligible Options will be lower than $17.09 for Class A Voting Shares and $16.30 for Class B Non-Voting Shares, and we have provided additional information in this proposal based on a minimum exercise price of  $16.02 per Class A Voting Share and $15.20 per Class B Non-Voting Share (which were the highest closing prices for each class of shares during the period beginning May 1, 2019 and ending on the date of the filing of this proxy statement). As noted below, the Compensation Committee will finalize the minimum exercise prices for the Eligible Options, the exchange ratios and the other terms and conditions of the Exchange Program prior to the commencement of the offer.
Eligible Employees
Lionsgate executive officers and members of the Board will not be eligible to exchange their stock options or SARs in the Exchange Program. All other individuals who hold Eligible Options and are employed by us or by any of our subsidiaries at the time the Exchange Program commences (the “Eligible Employees”) will be eligible to participate in the offer. Former employees and current or former independent contractors (other than those who are employed by us or one of our subsidiaries at the time the Exchange Program commences) will not be eligible to participate in the offer.
Exchange Ratio
The number of shares subject to a New Option granted in exchange for an Eligible Option will depend on the “exchange ratio” for the Eligible Option, as described below under Description of the Exchange Program—Exchange Ratios. These exchange ratios are intended to result in the grant of New Options that have a grant-date fair value that is lower than the fair value of the cancelled Eligible Options they replace, with the fair value of the New Options and the Eligible Options determined as of the commencement of the Exchange Program using a Black-Scholes valuation model, as described below. Specifically, the exchange ratios are intended, in each case, to result in the grant of a New Option with a fair value (determined at that time and on that basis) that is approximately 95% of the fair value of the Eligible Option (determined at that time and on that basis) that would be exchanged for the New Option.
Lions Gate 2020 Proxy Statement   7

Terms and Conditions of New Option Grants
The New Options will be granted under the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (the “2019 Plan”) on the closing date of the Exchange Program and will be scheduled to vest in annual installments over two (2) years after the date the New Option is granted, or, if later, on the applicable vesting date(s) of the exchanged Eligible Option. The minimum vesting period of two (2) years will apply to all New Options, even if the New Options are granted in exchange for Eligible Options that are otherwise fully vested or would otherwise vest more rapidly than over that two-year period. In addition, in no event will any portion of a New Option be scheduled to vest earlier than the original vesting date of the corresponding portion of the exchanged Eligible Option.
Each New Option will have a term of seven (7) years as measured from the grant date of the New Option. If an Eligible Option is currently subject to accelerated vesting upon certain terminations of the Eligible Employee’s employment or upon a “change in control” of the Company, such accelerated vesting provisions will continue to apply to the corresponding New Option.
The Eligible Options were originally granted under the Lions Gate Entertainment Corp. 2017 Performance Incentive Plan (the “2017 Plan”) or the Lions Gate Entertainment Corp. 2012 Performance Incentive Plan (the “2012 Plan”), or were originally granted by Starz under its 2016 Omnibus Incentive Plan (the “Starz 2016 Plan”) or its 2011 Incentive Plan (the “Starz 2011 Plan”) and were assumed by us and converted into Lionsgate stock options in connection with our acquisition of Starz in December 2016. We are required under the terms of the 2017 Plan, the 2012 Plan, and the Starz 2016 Plan to obtain shareholder approval of the Exchange Program. If shareholders do not approve this Exchange Program proposal, we will not offer the Exchange Program, and the Eligible Options will continue in accordance with their terms.

Reasons for the Exchange Program

Closer Alignment with Compensation Program Objectives and Shareholder Engagement
A key goal of the Company’s compensation program is to facilitate the creation of long-term value for shareholders by attracting, motivating, and retaining top senior talent. To this end, the Compensation Committee has designed and administers the compensation program to reward its senior employees for sustained financial and operating performance, to align their interests with shareholders, and to encourage them to remain with the Company for long and productive careers. This is accomplished by attempting to deliver a majority of total target compensation in the form of  “at risk” long-term incentive awards such as stock options and SARs. The Company believes that providing this equity stake is essential to creating compensation opportunities that are competitive relative to market levels, and aligns the employee’s incentives with our shareholders’ interests in a manner that drives superior performance over time.
Our shareholder engagement program has been instrumental in shaping the compensation program. For instance, over the past several years, shareholders have recommended that the Company grant more long-term incentive awards subject to performance-based vesting provisions rather than long-term incentive awards subject only to time-based vesting provisions. In response, the Company began decreasing the proportion of long-term incentive awards subject only to time-based vesting provisions and began awarding more long-term incentive awards in the form of stock options and SARs. As a result, the Company’s current practice is to grant only 25% of long-term incentive awards in the form of restricted stock units that are subject to time-based vesting provisions. The balance of such long-term incentive awards are performance-based (consisting of 25% in restricted share units subject to performance-based vesting provisions and 50% in stock options and SARs subject to time-based and performance-based vesting provisions). Since the exercise prices of the stock options and SARs represent the fair market value of the Company’s stock on their grant dates (which, at times, may also be priced at a premium thereto), they have value only to the extent that shares held by shareholders also increase in value, making them inherently performance-based.
As a result, a substantial number of Eligible Employees hold stock options and SARs that represented a majority of their compensation at the time these awards were granted, but no longer provide the incentives we intended due to the decline in our stock price. To the extent that our compensation program does not provide compensation at levels and in forms that are competitive with our industry peers, we may face a considerable challenge in retaining our employees. We believe that the Exchange Program would not only create greater retention and incentive value (as more fully discussed below), but is in the best interests of shareholders and the Company by further aligning the interests of all the holders, including shareholders, in our continued long-term performance.
More Attractive Than Other Alternatives to the Exchange Program
We evaluated several alternatives to the Exchange Program for remaining competitive within our industry and creating appropriate incentives for our employees, including granting additional stock options or restricted stock awards, exchanging “out of the money” options for full value awards such as restricted stock units or exchanging “out of the money” options for a cash payment.
8   Lions Gate 2020 Proxy Statement

However, we determined that such approaches are not an ideal use of our resources. The payment of additional cash compensation would increase our compensation expense and operating losses and would reduce our cash position. The grant of additional equity awards would substantially increase our equity award overhang and the potential dilution to our shareholders. Accordingly, we determined that the Exchange Program was the most attractive alternative for shareholders and the Company for the reasons described herein.
The Company’s Stock Price Decline
Over the past several years, the Company has continued to build a unique, non-replicable portfolio of assets that includes deep film and television content pipelines, a nearly 17,000 title library, and a premium global subscription platform. We believe that we have established a valuable position within the media and entertainment ecosystem through a combination of the organic growth of our Motion Picture and Television Production businesses, partnerships with top-tier content producers, and investments in properties, libraries and assets such as 3 Arts Entertainment (May 2018), Good Universe (October 2017), Starz (December 2016) and Pilgrim Media Group (November 2015).
However, like many companies in the entertainment industry, we have experienced a significant decline in our share price in recent years due, in part, to a number of factors that we believe are unrelated to our performance and accomplishments, including:
•
The redefining of scale and size in the media and entertainment industry, and the belief that the changing ecosystem of increased competition and spend from new entrants and global streamers with deep pockets has created an unfavorable environment for the Company;

•
Concerns regarding domestic linear carriage renewals with multichannel video programming distributors who have experienced significant erosion of their subscriber bases;

•
The Company’s higher debt to leverage ratio, which was partly a result of the cash settlement in 2018 of the Company’s shareholder appraisal litigation related to the acquisition of Starz;

•
An implied negative valuation ascribed to the Company’s annual investment (approximately $150 million in fiscal 2020) in STARZPLAY, the Company’s international premium branded streaming video-on-demand service; and

•
Other industry-wide headwinds that have weighed on the Company’s stock price, a majority of its peer group and several others in the media and entertainment space over the past several years (relative to the S&P 500).

As a result, and at a time when it is critical to retain our “best and brightest” employees in a highly competitive environment, many of our employees hold Lionsgate stock options and SARs with exercise prices significantly higher than the current market price of our common shares. As of January 31, 2020 (and assuming the minimum exercise price of an Eligible Option will be $17.09 per Class A Voting Share or $16.30 per Class B Non-Voting Share), employees held Eligible Options covering approximately 1,202,179 of our Class A Voting Shares with exercise prices ranging from $19.56 per share to $41.95 per share, while the closing price of our Class A Voting Shares on the NYSE on that date was $10.29; and employees held Eligible Options covering approximately 5,186,138 of our Class B Non-Voting Shares with exercise prices ranging from $17.98 per share to $40.55 per share, while the closing price of our Class B Non-Voting Shares on the NYSE on that date was $9.61.
Create Retention Value
Over the past several years, the media and entertainment industry has seen a secular shift in the way content is viewed. Access to high-quality, original, and buzzworthy content is now available “anywhere and anytime” through over-the-top and direct to consumer product offerings. Indeed, there are reportedly currently over 250 online video services available in the United States, from major companies such as Apple, Walt Disney, NBC Universal, WarnerMedia and AT&T, from recent startups like Quibi, and from established streaming services such as Amazon Prime Video, Netflix and Hulu. With such rapid change, combined with the rise of new technologies, hiring in the media and entertainment industry has become extremely competitive in recent years. Established competitors and new entrants alike are aggressively hiring creative talent with knowledge and experience in areas such as film, television and digital media.
Despite these challenges and the disruptive environment, we believe that we will maintain our position as a relevant and essential part of this media ecosystem and will create significant long-term value for our shareholders. In order to accomplish this, retaining our employees, many of whom are highly experienced and extraordinarily talented individuals who would be difficult to replace, is a necessity. Many of these employees have had, and we expect will continue to have, other opportunities with competitors who can offer new equity-based awards reflecting current trading prices. Accordingly, we believe the Exchange Program is in the best interest of the Company and our shareholders, as it would help us to retain employees critical to our continued growth and future success by realigning their equity incentives with current market realities and providing additional motivation for them to help achieve our goals. In addition, as noted
Lions Gate 2020 Proxy Statement   9

above, the New Options issued pursuant to the Exchange Program would be scheduled to vest in annual installments over a minimum of two (2) years, providing an additional retention incentive for the employees who participate in the program.
Reduce Stock Overhang and Potential Dilution
We believe the Exchange Program will also be beneficial to shareholders by reducing the dilutive impact of our equity incentive program. Many of the Eligible Options have been “out of the money” for an extended period of time. Coupled with periodic grants of stock options and SARs to new and continuing employees, the number of shares subject to these awards has steadily increased as a percentage of the total number of our outstanding common shares, creating a significant share award “overhang” (which is generally the number of shares subject to a company’s outstanding equity awards expressed as a percentage of the company’s total number of issued and outstanding shares). Not only do “out of the money” stock options and SARs diminish employee retention value, but also they cannot be removed from our equity award “overhang” until they are exercised, expire or are otherwise cancelled (for example, upon termination of an employee’s service with the Company). Significant “overhang” may result in additional dilution to existing and potential shareholders and could, therefore, have the effect of inhibiting investment in our stock, which can have a negative impact on stock price and trading volume. Under the proposed Exchange Program, employees who accept the offer will exchange their Eligible Options for New Options that cover significantly fewer shares.
Based on the number of Eligible Options outstanding on January 31, 2020 and assuming 100% participation by Eligible Employees, a minimum exercise price of  $17.09 per Class A Voting Share and $16.30 per Class B Non-Voting Share for the Eligible Options, and the application of the illustrative exchange ratios described under Description of the Exchange Program—Exchange Ratios below (determined as of January 31, 2020), Eligible Options that cover approximately 1,202,179 Class A Voting Shares and Eligible Options that cover approximately 5,186,138 Class B Non-Voting Shares would be surrendered and cancelled, and New Options that cover approximately 203,726 Class A Voting Shares and New Options that cover approximately 1,164,253 Class B Non-Voting Shares would be issued. This would result in a net reduction in share award overhang of approximately 998,453 Class A Voting Shares (or approximately 1.2% of the total number of Class A Voting Shares issued and outstanding as of January 31, 2020) and a net reduction in share award overhang of approximately 4,021,885 Class B Non-Voting Shares (or approximately 2.9% of the total number of Class B Non-Voting Shares issued and outstanding as of January 31, 2020).
In addition, fifty percent of the net shares that are subject to Eligible Options surrendered in the Exchange Program will not be available for award grant purposes under the 2019 Plan or any of our other plans. For this purpose, “net shares” refers to the amount by which the total number of shares subject to the exchanged Eligible Options exceeds the total number of shares subject to the corresponding New Options. For example, if an Eligible Option for 1,000 of our common shares was tendered in the Exchange Program, the applicable Exchange Ratio was 5:1, and a New Option for 200 shares was issued, there would be 800 net shares, only 400 of which would be available for future grants under the 2019 Plan. The remaining 400 net shares would not be available for future grants. Accordingly, based on the number of Eligible Options outstanding on January 31, 2020 and assuming 100% participation by Eligible Employees in the Exchange Program and the application of the exchange ratios described under Description of the Exchange Program—Exchange Ratios below (determined as of January 31, 2020), a total of approximately 499,226 Class A Voting Shares and 2,010,942 Class B Non-Voting Shares would be removed from our equity award program, reducing the potential dilutive impact of our equity awards on our shareholders.

Implementing the Exchange Program

We have not commenced the Exchange Program and will not do so unless our shareholders approve this proposal. Provided such approval is received, the Exchange Program will commence at a time determined by the Compensation Committee. However, even if the Exchange Program is approved by our shareholders, the Compensation Committee will retain the authority, in its discretion, to terminate or postpone the Exchange Program at any time prior to expiration of the election period under the Exchange Program. Upon the commencement of the Exchange Program, employees holding Eligible Options will receive written materials explaining the precise terms and timing of the Exchange Program (an “Offer to Exchange”). Eligible Employees will be given at least twenty (20) business days to elect to surrender all or a portion of their Eligible Options in exchange for New Options. Eligible Employees will not be required to participate in the Exchange Program. At or before commencement of the Exchange Program, we will file the Offer to Exchange with the SEC as part of a tender offer statement on Schedule TO. Employees, as well as shareholders and members of the public, will be able to obtain the Offer to Exchange and other documents filed by us with the SEC free of charge from the SEC’s website at www.sec.gov.
If shareholders approve this Exchange Program proposal, we would anticipate commencing the Exchange Program no later than May 2020.
10   Lions Gate 2020 Proxy Statement

Description of the Exchange Program

Eligible Options.   The “Eligible Options” that may be exchanged are Lionsgate stock options and SARs previously granted under the 2017 Plan, the 2012 Plan, the Starz 2016 Plan, or the Starz 2011 Plan (collectively, the “Plans”) that, as of the date the Exchange Program commences, have an exercise price that is greater than the highest closing price of the class of our common shares subject to the award (i.e., either our Class A Voting Shares or Class B Non-Voting Shares) during the 12-month period ending on the last trading day prior to the date the Exchange Program commences. The following table presents the number of outstanding options and SARs under all of the Plans that were outstanding as of January 31, 2020, the number of such awards then held by Eligible Employees and the number of such awards that may be Eligible Options under the Exchange Program based on the minimum exercise prices identified in the table:
Total Number of Class A Voting Shares Subject to Outstanding Options and SARs Under All Equity Compensation Plans	7,280,271
Total Number of Class A Voting Shares Subject to Outstanding Options and SARs Under All Equity Compensation Plans Held by Eligible Employees	1,273,347
Total Number of Class A Voting Shares Subject to Outstanding Options and SARs Held by Eligible Employees With a Per-Share Exercise Price Above $17.09	1,202,179
Total Number of Class A Voting Shares Subject to Outstanding Options and SARs Held by Eligible Employees With a Per-Share Exercise Price Above $16.02	1,247,707
Total Number of Class B Non-Voting Shares Subject to Outstanding Options and SARs Under All Equity Compensation Plans	30,750,547
Total Number of Class B Non-Voting Shares Subject to Outstanding Options and SARs Under All Equity Compensation Plans Held by Eligible Employees	11,209,838
Total Number of Class B Non-Voting Shares Subject to Outstanding Options and SARs Held by Eligible Employees With a Per-Share Exercise Price Above $16.30	5,186,138
Total Number of Class B Non-Voting Shares Subject to Outstanding Options and SARs Held by Eligible Employees With a Per-Share Exercise Price Above $15.20	5,606,076
In all cases, stock options and SARs that have exercise prices lower than either (i) the highest closing price (as reported on the NYSE during the 12-month period ending on the last trading day prior to the commencement of the Exchange Program) of the class of our common shares subject to the award or (ii) the closing price (on the closing date of the Exchange Program) of the class of our common shares subject to the award will not be Eligible Options. The Compensation Committee will finalize the minimum exercise price of the Eligible Options for each class of our common shares prior to the commencement of the Exchange Program and may increase (but not decrease) the minimum exercise price for Eligible Options above the 12-month high for the share price of the applicable class of common shares if it deems appropriate in light of our share prices at the time the Exchange Program commences.
Eligible Employees.   The Exchange Program will be open to all current employees (as of the time the Exchange Program commences) of the Company and our subsidiaries who hold Eligible Options, except that our executive officers will not be eligible to participate. In addition, members of our Board, former employees, and current or former independent contractors (who are not current employees) will not be able to participate in the Exchange Program. We may exclude employees in certain non-U.S. jurisdictions from the Exchange Program if local law would make their participation infeasible or impractical. To be eligible, an employee must be employed by us or one of our subsidiaries both at the time the Exchange Program commences and on the date the surrendered Eligible Options are cancelled and New Options are granted in exchange. Any Eligible Employee who elects to participate but whose employment terminates for any reason prior to the grant of the New Options (including due to voluntary resignation, retirement, involuntary termination, layoff, death or disability) will not be eligible to participate in the Exchange Program, and his or her Eligible Options will continue to be subject to their existing terms.
Exchange Ratios.   Our objective is to establish exchange ratios that are intended to result in the grant of New Options in the Exchange Program that, both individually and in the aggregate, will have a fair value that is approximately 95% of the fair value of the Eligible Options exchanged by Eligible Employees (with the fair values in each case determined as of the commencement of the Exchange Program based on the exercise price and remaining term of the applicable Eligible Option and using a Black-Scholes valuation model and the assumptions and methodology then used to value options and SARs for purposes of our financial reporting). The exchange ratios will be finalized by the Compensation Committee prior to the commencement of the Exchange Program.
Lions Gate 2020 Proxy Statement   11

With the assistance of Pay Governance, our Compensation Committee’s independent compensation consultant, we have estimated the fair value of the Eligible Options and the New Options as of January 31, 2020 based on the assumed share prices noted below and using a Black-Scholes valuation model and the assumptions and methodology currently used to value options and SARs for purposes of our financial reporting. For this purpose, we assumed a fair market value per Class A Voting Share equal to $9.93 and a fair market value per Class B Non-Voting Share equal to $9.33, which were the closing prices per Class A Voting Share and Class B Non-Voting Share, respectively, on the NYSE on January 31, 2020. An exchange ratio is then calculated for each Eligible Option such that the fair value of the New Option granted in exchange for that Eligible Option will be approximately 95% of the fair value of that Eligible Option. The tables below present sample exchange ratios for Eligible Options granted on the dates shown in the tables based on the methodology above and calculated as of January 31, 2020:
SAMPLE RATIOS FOR EXCHANGE OF ELIGIBLE OPTIONS
WITH RESPECT TO CLASS A VOTING SHARES*
Grant Date	Exercise Price	Remaining Term (Years)	Estimated Exchange Ratio	Number of Shares Subject to Eligible Option (Example)	Estimated Number of Shares Subject to New Option (Example)
3/14/2013	$24.09	3.1	7.5:1	1,000	133
9/10/2013	$38.18	3.6	20.7:1	1,000	48
11/5/2013	$36.14	3.8	15.8:1	1,000	63
8/6/2014	$32.24	4.5	7.4:1	1,000	135
2/16/2015	$32.31	5.0	5.8:1	1,000	172
7/29/2015	$39.88	5.5	7.5:1	1,000	133
10/21/2015	$41.95	5.7	7.7:1	1,000	129
3/16/2016	$23.11	6.1	5.0:1	1,000	200
8/3/2016	$19.56	6.5	3.2:1	1,000	312
10/7/2016	$20.44	6.7	3.4:1	1,000	294

*
There are no Eligible Options with respect to Class A Voting Shares that were granted after 2016.

SAMPLE RATIOS FOR EXCHANGE OF ELIGIBLE OPTIONS
WITH RESPECT TO CLASS B NON-VOTING SHARES
Grant Date	Exercise Price	Remaining Term (Years)	Estimated Exchange Ratio	Number of Shares Subject to Eligible Option (Example)	Estimated Number of Shares Subject to New Option (Example)
9/10/2013	$36.91	3.6	22.2:1	1,000	45
11/5/2013	$34.94	3.8	17.3:1	1,000	58
8/6/2014	$31.17	4.5	7.8:1	1,000	128
2/16/2015	$31.24	5.0	6.2:1	1,000	161
7/29/2015	$38.55	5.5	8.0:1	1,000	125
10/7/2016	$19.76	6.7	3.7:1	1,000	270
8/30/2017	$27.83	7.6	4.3:1	1,000	232
1/3/2018	$30.58	7.9	3.9:1	1,000	256
7/1/2018	$23.46	8.4	2.9:1	1,000	344
11/6/2018	$17.98	8.8	1.8:1	1,000	555
12   Lions Gate 2020 Proxy Statement

The exchange ratios presented above are for illustrative purposes only and are based on a number of assumptions used to determine the fair value (using a Black-Scholes valuation model) of the Eligible Options and the New Options that are subject to change before the Exchange Program commences. The Compensation Committee will finalize the minimum exercise price for Eligible Options, the exchange ratios and the other terms of the Exchange Program using the principles outlined in this proposal prior to the commencement of the Exchange Program.
The total number of shares subject to a New Option to be granted with respect to a surrendered Eligible Option will be determined by dividing the number of shares subject to the surrendered Eligible Option by the applicable exchange ratio and rounding down to the nearest whole share.
Election to Participate.   Participation in the Exchange Program will be voluntary. Eligible Employees will have an election period of at least twenty (20) business days from the commencement of the Exchange Program in which to determine whether they wish to participate. Eligible Employees holding more than one Eligible Option may elect to tender any or all of their Eligible Options in the Exchange Program.
Vesting of New Options.   New Options issued in the Exchange Program will be completely unvested at the time they are granted and will become vested on the basis of the Eligible Employee’s continued employment with us or any of our subsidiaries. The New Options will be scheduled to vest in annual installments over two (2) years after the date of grant of the New Options, or, if later, on the applicable vesting date(s) of the exchanged Eligible Option. The minimum vesting period of two (2) years will apply to New Options even if they are granted in exchange for Eligible Options that are otherwise fully vested or would otherwise vest more rapidly than over that two-year period. In no event will any portion of a New Option be scheduled to vest earlier than the original vesting date of the corresponding portion of the exchanged Eligible Option. If the Eligible Option is currently subject to accelerated vesting upon certain terminations of the Eligible Employee’s employment or in connection with a “change in control” of the Company, such accelerated vesting provisions shall continue to apply to the same extent to the New Option. Except for any such accelerated vesting provisions and unless otherwise provided by the Compensation Committee, any New Options received under the Exchange Program by an Eligible Employee that remain unvested at the time the Eligible Employee ceases to be employed with us or one of our subsidiaries will terminate upon the termination of the Eligible Employee’s employment.
Other Terms and Conditions of New Options.   New Options issued in the Exchange Program will be granted pursuant to the 2019 Plan on the closing date of the Exchange Program and will have an exercise price equal to the closing price of a share of our Class A Voting Shares or Class B Non-Voting Shares, as applicable, on the closing date of the Exchange Program. Each New Option will have a term of seven (7) years commencing on the date the New Option is granted and will be designated as a nonqualified stock option. A stock option represents a right to purchase Class A Voting Shares or Class B Non-Voting Shares, as the case may be, at a future date at a specified price per share. A SAR represents the right to receive a payment on exercise of the SAR equal to the amount by which the value of a Class A Voting Share or Class B Non-Voting Share, as the case may be, at the time the SAR is exercised exceeds the exercise price of the SAR. The holder of a New Option will not have any voting rights, dividend rights or other rights as a shareholder with respect to the shares subject to the New Option prior to the time the holder exercises the stock option and purchases the shares.
Shares Reacquired in the Exchange Program.   Generally, the 2019 Plan provides that shares subject to stock options and SARs outstanding under the Plans that are cancelled or terminate without being exercised will be available for issuance under the 2019 Plan on a one-for-one basis. An Eligible Option surrendered in the Exchange Program will automatically be cancelled and will terminate when the corresponding New Option is granted. However, the Exchange Program provides that 50% of the net shares that are subject to Eligible Options surrendered and cancelled in the Exchange Program will not be available for award grant purposes under the 2019 Plan or any of our other plans, and will be removed from our equity award program. For this purpose, “net shares” refers to the amount by which the total number of shares subject to the exchanged Eligible Options exceeds the total number of shares subject to the corresponding New Options.
Terms and Conditions of the 2019 Plan.   The 2019 Plan is administered by the Board or one or more committees appointed by the Board. Generally, the Board or another committee appointed by the Board to administer the 2019 Plan may also delegate its authority to another committee or, subject to compliance with law, one or more officers. The Board has delegated general administrative authority with respect to the 2019 Plan to the Compensation Committee. The administrator of the 2019 Plan has broad authority to interpret the plan’s provisions and make all required determinations under the 2019 Plan. Persons eligible to receive awards under the 2019 Plan include directors of the Company, officers or employees of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries. The types of awards that may be granted under the 2019 Plan include stock options, share appreciation rights, restricted stock, restricted share units, stock bonuses and other forms of awards granted or denominated in common shares or units of common shares, as well as certain cash bonus awards.
Awards granted under the 2019 Plan are generally only transferable by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. However, the Compensation Committee
Lions Gate 2020 Proxy Statement   13

may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable tax and securities laws. Under the terms of the 2019 Plan, if an event occurs in which the Company does not survive (or does not survive as a public company in respect of its common shares), awards then-outstanding under the 2019 Plan will not automatically become fully vested pursuant to the provisions of the 2019 Plan so long as such awards are assumed, substituted for or otherwise continued. However, if awards then-outstanding under the 2019 Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested (with any performance goals applicable to the award being deemed met at the “target” performance level), subject to any exceptions that the Compensation Committee may provide for in an applicable award agreement. The Compensation Committee has discretion to provide for the vesting of outstanding awards to accelerate in connection with a change in control.
Potential Modification to Exchange Program Terms to Comply with Governmental Requirements.   The terms of the Exchange Program will be described in an Offer to Exchange that will be filed with the SEC. Although we do not anticipate that the SEC would require us to modify the terms materially, it is possible that we will need to alter the terms of the Exchange Program to comply with comments from the SEC. In addition, we intend to make the Exchange Program available to our employees who are located outside of the U.S., where permitted by local law and where we determine it is feasible or practical to do so. It is possible that we may need to make modifications to the terms offered to employees in countries outside the U.S. to comply with local requirements, or for tax or accounting reasons.
Equity Compensation Plan Information
The Company currently maintains five equity compensation plans, the Plans identified above. The 2019 Plan, the 2017 Plan and the 2012 Plan have each been approved by the Company’s shareholders. The Starz 2016 Plan and the Starz 2011 Incentive Plan (Amended and Restated as of October 15, 2013) (the “Assumed Plans”) were each assumed by the Company in connection with the Company’s acquisition of Starz in December 2016. No new awards may be granted under the 2012 Plan or the Assumed Plans.
The following table sets forth, for each of the Company’s equity compensation plans, the number of common shares subject to outstanding awards, the weighted-average exercise price of outstanding stock options and SARs, and the number of shares remaining available for future award grants as of December 31, 2019.
Plan category	Number of common shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights1	Number of common shares remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by shareholders	34,470,5092	$21.32	10,475,1523
Equity compensation plans not approved by the shareholders4	681,554	$25.03	—
Total5	35,152,063	$21.40	10,475,152

1
The numbers in this column do not reflect the shares that were subject to outstanding restricted share unit awards.

2
This amount includes 2,375,817 shares (consisting of 1,017,643 shares subject to “out of the money” stock options and SARs then outstanding, 681,352 shares subject to “in-the-money” stock options and SARs then outstanding and 676,822 restricted share unit awards granted under the 2019, 2017 and 2012 Plans that have been approved by the Company, but for which the performance goals had not yet been established as of December 31, 2019. Such awards are considered by the Company to be outstanding but will not be treated as “granted” for accounting purposes until the relevant performance goals have been set; accordingly, they were not included in the awards reported as outstanding in the notes to the financial statements in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2019, as the relevant performance goals had not been set at that time. This amount does not include shares subject to awards assumed by the Company in connection with acquisitions of other companies as described in footnote 5 below. Of the shares reported in this column, 2,199,534 were subject to stock options and SARs then outstanding under the 2019 Plan, 11,115,256 shares were subject to stock options and SARs then outstanding under the 2017 Plan, and 16,653,063 shares were subject to stock options and SARs then outstanding under the 2012 Plan. In addition, this number includes 517,158 shares that were subject to outstanding restricted share unit awards granted under the 2019 Plan, 3,877,633 shares that were subject to outstanding restricted share unit awards granted under the 2017 Plan, and 107,865 shares that were subject to outstanding restricted share unit awards granted under the 2012 Plan.

14   Lions Gate 2020 Proxy Statement

3
All of these shares were available for award grant purposes under the 2019 Plan. The shares available under the 2019 Plan are, subject to certain other limits under that plan, generally available for any type of award authorized under the 2019 Plan including stock options, share appreciation rights, restricted stock, restricted share units, stock bonuses and performance shares.

4
The entries in this row refer to award grants made by the Company under the Starz 2016 Plan after our acquisition of Starz in December 2016 and prior to the termination of our authority to grant new awards under that plan on September 12, 2017. The Starz 2016 Plan was adopted by the Starz board of directors on February 24, 2016 and approved by the Starz shareholders on June 14, 2016. Pursuant to our acquisition of Starz, we assumed the authority to make grants under the plan after the acquisition with respect to our Class B Non-Voting Shares. Under the terms of the plan and as provided under the applicable listing exchange rules, the Board or the Compensation Committee was authorized to grant awards to individuals employed by Starz or its subsidiaries on or after the closing of the acquisition and other eligible persons not employed by us or our subsidiaries at the time of the closing. The types of awards that could be granted under the Starz 2016 Plan included stock options, share appreciation rights, restricted stock, restricted share units, stock bonuses and performance-based awards. The Board or the Compensation Committee determined the purchase price for any of our common shares subject to awards granted under the plan, the vesting requirements (if any) applicable to each grant, the term of each grant, and the other terms and conditions of each grant, in each case subject to the limitations of the plan. Generally, stock options and share appreciation rights granted under the plan could not have a term of more than ten (10) years, and the exercise price of those awards could not be less than the fair market value of the stock subject to the award at the time of the grant. Such awards generally remain exercisable for ninety (90) days following termination of the holder’s service with the Company, or one year after termination of service as a result of death or disability. The purchase price of awards under the plan may be paid with cash, other common shares, or any other form of legal consideration acceptable to the Board or the Compensation Committee. The Board or the Compensation Committee has the authority to accelerate the vesting of any award under the plan. In the event of a change in control of the Company, we may provide for outstanding awards under the plan to be assumed or substituted for by an acquirer or successor entity or for the award to accelerate and be terminated upon the transaction.

Of the shares subject to outstanding awards in this row, 634,044 were subject to stock options then outstanding under the Starz 2016 Plan, and 47,510 were subject to outstanding stock unit awards granted under the Starz 2016 Plan. These share amounts include certain grants that have been approved by the Company, but for which the performance goals have not yet been established. These awards are considered by the Company to be outstanding but will not be treated as “granted” for accounting purposes until the relevant performance goals have been set.
5
In accordance with applicable SEC rules, the table does not include information with respect to equity awards that were assumed by the Company in connection with the acquisitions of the companies that originally established those plans or agreements and under which we may not make new award grants. As of December 31, 2019, 7,813,978 shares were issuable upon exercise of outstanding stock options granted under the Assumed Plans (excluding stock options granted by the Company under the Starz 2016 Plan after the closing of the Company’s acquisition of Starz in December 2016). The weighted average exercise price of these assumed outstanding stock options to acquire common shares was $15.02 per share. Additionally, as of December 31, 2019, 78,358 shares were issuable upon the vesting of outstanding stock unit awards granted under the Assumed Plans (excluding awards granted by the Company under the Starz 2016 Plan after the closing of the Company’s acquisition of Starz in December 2016).

Summary of U.S. Federal Income Tax Consequences
The U.S. federal income tax consequences of the Exchange Program under current federal law, which is subject to change, are summarized below. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local or international tax consequences.
The exchange of Eligible Options for New Options pursuant to the Exchange Program should be treated as a non-taxable exchange. Eligible Employees should recognize no income for U.S. federal income tax purposes upon the surrender of Eligible Options and the grant of New Options. However, upon exercise of any New Options, Eligible Employees generally will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares being acquired at the time of exercise, which will also be subject to income and employment tax withholding even if the employee is not employed by us at the time of exercise. We may elect to satisfy our tax withholding obligations by deducting from the common shares that would otherwise be issued upon exercise of the New Options a number of whole shares having a fair market value that covers the applicable withholding requirements.
Lions Gate 2020 Proxy Statement   15

Accounting Treatment
Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 718, the fair value of each New Option granted to employees in exchange for surrendered Eligible Options (determined as of the date the New Options are granted), over the fair value of the Eligible Option immediately before its terms are modified, will be recognized by us as an expense for compensation. However, as our intent is that the New Options issued pursuant to the Exchange Program will have an aggregate fair value less than the aggregate fair value of the surrendered Eligible Options, we expect that there will be no accounting expense associated with the Exchange Program.
New Plan Benefits
Because the decision whether to participate in the Exchange Program is completely voluntary, we are not able to predict how many or which Eligible Employees will elect to participate, how many Eligible Options will be surrendered for exchange or the number of New Options that may be granted under the program. As noted above, our executive officers, members of our Board, former employees, and current or former independent contractors (who are not current employees) are not eligible to participate in the Exchange Program.
Effect on Shareholders
We are not able to predict the impact the Exchange Program will have on our shareholders because we do not know how many or which Eligible Employees will elect to exchange their Eligible Options. As noted above, the Exchange Program is intended to reduce the dilution in ownership from outstanding stock options and SARs and to result in the grant of New Options with an aggregate fair value that is less than the aggregate fair value of the Eligible Options surrendered for exchange (with such fair values determined as of the commencement of the Exchange Program using a Black-Scholes valuation model as described above). See the section titled Reasons for the Exchange Program above for our estimate of the potential reduction in the number of shares subject to outstanding stock options and SARs as a result of the Exchange Program (assuming full participation in the program by the Eligible Employees and based on the other assumptions noted in that section).

Vote Required and Board Recommendation

The Board believes that the approval of the Exchange Program is in our interests and the interests of our shareholders for the reasons stated above. As noted above, neither our executive officers nor the members of the Board are eligible to participate in the Exchange Program.
Approval of the Exchange Program requires the affirmative vote of a majority of votes cast by holders of common shares eligible to vote present or represented by proxy at the Special Meeting. For purposes of this proposal, broker non-votes will not be counted as votes cast in determining the number of votes necessary for approval of the Exchange Program but under NYSE listing standards applicable to shareholder approval of equity compensation plans, abstentions are treated as votes cast. Accordingly, for purposes of this proposal, abstentions will have the effect of a vote “AGAINST” the proposal.
UNLESS SUCH AUTHORITY IS WITHHELD, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR APPROVAL OF THE EXCHANGE PROGRAM. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1.
16   Lions Gate 2020 Proxy Statement

Security Ownership of Certain Beneficial Owners
The following table presents certain information about beneficial ownership of our Class A Voting Shares and Class B Non-Voting Shares as of January 31, 2020 (unless otherwise indicated) by each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the outstanding shares of any class of our common shares. All of such information is based on publicly available filings. The security ownership information is given as of January 31, 2020 and, in the case of percentage ownership information, is based upon 83,697,458 Class A Voting Shares and 136,401,981 Class B Non-Voting Shares, in each case, outstanding on that date. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.
	Class A Voting Shares		Class B Non-Voting Shares
Beneficial Owner1	Number of Shares	% of Class2	Number of Shares	% of Class2
Mark H. Rachesky, M.D.3	18,328,019	21.9%	15,149,133	11.1%
Vanguard Group, Inc.4	5,221,836	6.2%	9,354,338	6.9%
FMR LLC5	2,981,824	3.6%	8,363,040	6.1%
Shapiro Capital Management LLC6	0	0%	14,441,085	10.6%

1
The addresses for the listed beneficial owners are as follows: Mark H. Rachesky, M.D., c/o MHR Fund Management, 1345 Avenue of the Americas, 42nd Floor, New York, NY 10105; Vanguard Group, Inc., PO Box 2600, V26, Valley Forge PA 19482-2600; FMR, LLC, 245 Summer Street, Boston, Massachusetts 02210; and Shapiro Capital Management LLC, 3060 Peachtree Road NW, Suite 1555, Atlanta, GA 30305.

2
The percentage of total common shares beneficially owned by each person (or group of affiliated persons) is calculated by dividing: (1) the number of common shares deemed to be beneficially held by such person (or group of affiliated persons) as of January 31, 2020 (unless otherwise indicated), as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by (2) the sum of (A) 83,697,458 or 136,401,981 which are the number of Class A Voting Shares and Class B Non-Voting Shares outstanding as of January 31, 2020, respectively; plus (B) the number of common shares issuable upon the exercise of stock options and other derivative securities, if any, exercisable as of January 31, 2020 or within 60 days thereafter, held by such person (or group of affiliated persons) (i.e., March 31, 2020).

3
The information is based solely on the information in a Form 4 filed with the SEC on October 3, 2019 by Dr. Rachesky. According to the information in the Form 4: MHR Capital Partners Master Account LP has sole voting and dispositive power over 1,377,775 Class A Voting Shares and 698,383 Class B Non-Voting Shares; MHR Capital Partners (100) LP has sole voting and dispositive power over 193,816 Class A Voting Shares and 93,308 Class B Non-Voting Shares; MHR Advisors LLC and MHRC, LLC each has sole voting and dispositive power over 1,571,591Class A Voting Shares and 791,691 Class B Non-Voting Shares; MHR Institutional Partners II LP has sole voting and dispositive power over 693,137 Class A Voting Shares and 693,137 Class B Non-Voting Shares; MHR Institutional Partners IIA LP has sole voting and dispositive power over 1,746,221 Class A Voting Shares and 1,746,221 Class B Non-Voting Shares; MHR Institutional Advisors II LLC and MHRC II LLC each has sole voting and dispositive power over 2,439,358 Class A Voting Shares and 2,439,358 Class B Non-Voting Shares; MHR Institutional Advisors III LLC and MHR Institutional Partners III LP each have sole voting and dispositive power over 11,874,473 Class A Voting Shares and 11,874,473 Class B Non-Voting Shares; MHR Capital Partners Master Account III LP has sole voting and dispositive power over 81,610 Class A Voting Shares; MHR Institutional Partners IV LP has sole voting and dispositive power over 2,317,961 Class A Voting Shares; Fund Management LLC, MHR Holdings LLC and Dr. Rachesky each has sole voting and dispositive power over 18,328,019 Class A Voting Shares and 15,149,133 Class B Non-Voting Shares.

4
The information is based solely on a Schedule 13F-HR filed with the SEC on November 14, 2019 by Vanguard Group Inc.

5
The information is based solely on a Schedule 13F-HR filed with the SEC on November 13, 2019 by FMR, LLC.

6
The information is based solely on a Schedule 13F-HR filed with the SEC on November 14, 2019 by Shapiro Capital Management LLC.

Lions Gate 2020 Proxy Statement   17

Security Ownership of Management
The table below presents certain information about beneficial ownership of our Class A Voting Shares and Class B Non-Voting Shares as of January 31, 2020 (unless otherwise indicated) by (i) each current director and named executive officer and (ii) all current directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.
	Class A Voting Shares		Class B Non-Voting Shares
	Number of Shares1	% of Class2	Number of Shares1	% of Class2
James W. Barge3	231,662	*	859,169	*
Corii D. Berg4	0	*	11,152	*
Michael Burns5	2,431,739	2.9%	2,564,194	1.9%
Gordon Crawford	250,190	*	360,521	*
Arthur Evrensel	24,992	*	25,177	*
Jon Feltheimer6	2,796,987	3.3%	2,872,685	2.1%
Emily Fine	7,976	*	8,304	*
Michael T. Fries	0	*	0	*
Brian Goldsmith7	363,068	*	408,412	*
Sir Lucian Grainge	1,221	*	1,221	*
Susan McCaw	6,609	*	1,694	*
Yvette Ostolaza	0	*	0	*
Mark H. Rachesky, M.D.8	18,328,019	21.9%	15,149,133	11.1%
Daniel Sanchez	1,593	*	1,315	*
Daryl Simm	40,472	*	40,678	*
Hardwick Simmons	48,838	*	49,055	*
David M. Zaslav	0	*	0	*
All current executive officers and directors and director nominees, as a group (17 persons)	24,533,366	28.0%	22,352,701	15.8%

*
Less than 1%

1
Pursuant to Rule 13d-3(d)(1) of the Exchange Act, amount includes vested restricted share units, and restricted share units vesting and stock options and share appreciation rights exercisable, within 60 days of January 31, 2020 (i.e., March 31, 2020).

2
The percentage of total common shares beneficially owned by each person (or group of affiliated persons) is calculated by dividing: (1) the number of common shares deemed to be beneficially held by such person (or group of affiliated persons) as of January 31, 2020 (unless otherwise indicated), as determined in accordance with Rule 13d-3 under the Exchange Act, by (2) the sum of  (A) 83,697,458 or 136,401,981 which are the number of Class A Voting Shares and Class B Non-Voting Shares outstanding as of January 31, 2020, respectively; plus (B) the number of common shares issuable upon the exercise of stock options and other derivative securities, if any, exercisable as of January 31, 2020 or within 60 days thereafter, held by such person (or group of affiliated persons) (i.e., March 31, 2020).

3
Includes 194,380 Class A Voting Shares and 757,297 Class B Non-Voting Shares subject to stock options and SARs that are currently exercisable.

4
Includes 9,234 Class B Non-Voting Shares subject to stock options that are currently exercisable.

5
Includes 1,393,993 Class A Voting Shares and 1,477,326 Class B Non-Voting Shares subject to stock options that are currently exercisable.

18   Lions Gate 2020 Proxy Statement

6
Includes 2,117,662 Class A Voting Shares and 2,200,995 Class B Non-Voting Shares subject to stock options that are currently exercisable.

7
Includes 280,056 Class A Voting Shares and 311,723 Class B Non-Voting Shares subject to stock options and SARs that are currently exercisable.

8
The information is based solely on the information in a Form 4 filed with the SEC on October 3, 2019 by Dr. Rachesky. According to the information in the Form 4: MHR Capital Partners Master Account LP has sole voting and dispositive power over 1,377,775 Class A Voting Shares and 698,383 Class B Non-Voting Shares; MHR Capital Partners (100) LP has sole voting and dispositive power over 193,816 Class A Voting Shares and 93,308 Class B Non-Voting Shares; MHR Advisors LLC and MHRC, LLC each has sole voting and dispositive power over 1,571,591Class A Voting Shares and 791,691 Class B Non-Voting Shares; MHR Institutional Partners II LP has sole voting and dispositive power over 693,137 Class A Voting Shares and 693,137 Class B Non-Voting Shares; MHR Institutional Partners IIA LP has sole voting and dispositive power over 1,746,221 Class A Voting Shares and 1,746,221 Class B Non-Voting Shares; MHR Institutional Advisors II LLC and MHRC II LLC each has sole voting and dispositive power over 2,439,358 Class A Voting Shares and 2,439,358 Class B Non-Voting Shares; MHR Institutional Advisors III LLC and MHR Institutional Partners III LP each have sole voting and dispositive power over 11,874,473 Class A Voting Shares and 11,874,473 Class B Non-Voting Shares; MHR Capital Partners Master Account III LP has sole voting and dispositive power over 81,610 Class A Voting Shares; MHR Institutional Partners IV LP has sole voting and dispositive power over 2,317,961 Class A Voting Shares; Fund Management LLC, MHR Holdings LLC and Dr. Rachesky each has sole voting and dispositive power over 18,328,019 Class A Voting Shares and 15,149,133 Class B Non-Voting Shares.

Lions Gate 2020 Proxy Statement   19

Other Information
Information regarding the Company is contained in its Annual Report on Form 10-K and other periodic reports required by Section 13(a) or 15(d) of the Exchange Act. The Company makes available, free of charge through its website (www.lionsgate.com), its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with or furnished to the SEC. These reports can be found under “SEC Filings” on our website at http://investors.lionsgate.com. The exhibits to our Annual Report on Form 10-K are available to any shareholder who (a) submits a written request to us at 2700 Colorado Avenue, Santa Monica, California 90404, Attn: Investor Relations and (b) provides payment of charges that approximate our cost of reproduction. The exhibits to our Annual Report on Form 10-K are also available at no charge on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.
Other Business
The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.
Directors’ Approval
The contents and sending of this proxy statement to shareholders of the Company have been approved by the Board.
By Order of the Board of Directors,
Jon Feltheimer
Chief Executive Officer
Santa Monica, California
Vancouver, British Columbia
February 18, 2020
20   Lions Gate 2020 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E89641-S95278 For Against Abstain ! ! ! LIONS GATE ENTERTAINMENT CORP. ATTN: INVESTOR RELATIONS 2700 COLORADO AVENUE SANTA MONICA, CA 90404 USA NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any continuations, adjournments or postponements thereof. 1. Approval of The Stock Option and Share Appreciation Rights Exchange Program. LIONS GATE ENTERTAINMENT CORP. The Board of Directors recommends that you vote FOR proposal 1: Authorized Signature(s) –– Sign Here –– This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this proxy will be voted as recommended by the Board of Directors. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 1, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 1, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Whether or not you plan on attending the Meeting, you are urged to vote these shares by completing and returning this proxy card by mail or transmitting your voting instructions electronically via the Internet or by telephone.

E89642-S95278 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April 2, 2020: The Notice and Proxy Statement is available at http://investors.lionsgate.com/financial-reports/annual-reports-and-proxy-statements/proxy-statements. You can also view these materials at www.proxyvote.com by using the control number. PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. Detach here from proxy voting card The undersigned holder of Class A Voting Shares of Lions Gate Entertainment Corp., a British Columbia corporation (the “Company”), hereby appoints Michael Burns, Jon Feltheimer, James W. Barge and Corii D. Berg, and each of them, or in the place of the foregoing, _______________________ (print name), as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse, all of the Class A Voting Shares of the Company that the undersigned is entitled to vote at the 2020 Special Meeting of Shareholders of the Company (the “Meeting”), to be held at the Company’s office at 2700 Colorado Avenue, Santa Monica, CA 90404, on Thursday, April 2, 2020, beginning at 10:00 a.m., Pacific Time, or at any continuations, adjournments or postponements thereof. Notes to proxy: 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any continuation, adjournment or postponement thereof. If the shareholder does not want to appoint the persons named in this instrument of proxy as the shareholder's proxy, he/she should strike out his/her name and insert in the blank space provided the name of the person he/she wishes to act as his/her proxy. Such other person need not be a shareholder of the Company (see above). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder. 5. The securities represented by this proxy will be voted in favor or withheld from voting or voted against the matter described herein, in accordance with the instructions of the holder. If the holder has specified a choice with respect to the matter to be acted on, the securities will be voted accordingly; however, if you do not specify how to vote in respect to the matter, your proxyholder is entitled to vote the shares as he or she sees fit. If this proxy does not specify how to vote on a matter, and if you have authorized an officer or director of the Company to act as your proxyholder, this proxy will be voted as recommended by the Board of Directors. In particular, if your proxy does not specify how to vote, this proxy will be voted “FOR” proposal 1. 6. This proxy confers discretionary authority in respect of amendments or variations to the matter identified in the notice of meeting or other matters that may properly come before the Meeting or any continuation, adjournment or postponement thereof. 7. This proxy should be read in conjunction with the accompanying documentation provided by the Company. 8. The deadline for the deposit of this proxy may be waived or extended by the Chair of the Meeting at his or her discretion. LIONS GATE ENTERTAINMENT CORP. 2700 Colorado Avenue Santa Monica, CA 90404 THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS CLASS A VOTING SHARES (Continued, and to be marked, dated and signed, on the other side)